OceanFirst Financial Corp. Exhibit 99.1 Investor Presentation February 2016

OceanFirst Financial Corp. Forward-Looking Statements In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.  The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to:  changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

OceanFirst Milestones – 114 Years of Growth 3

Serving Central and Southern New Jersey Market Community Bank serving the Central Jersey market - $2.6 billion in assets and 27 branch offices Market Cap $297.9 million OceanFirst Headquarters Retail Branches, Commercial Loan Production Offices, and Wealth Management Office 30 million people, or approximately 10% of the total U.S. population, reside within a 2-hour drive* Cape Bank Market *Includes New York – Newark NY-NJ-PA-CT CSA and Philadelphia – Reading – Camden CSA.

Experienced Leadership Name Position # of Years at OCFC # of Years In Banking Previous Experience Christopher D. Maher President, Chief Executive Officer 3 28 Patriot National Bancorp; Dime Community Bancshares Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 23 34 KPMG Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 12 38 BISYS Banking Solutions; Newtrend LLC; Brooklyn Federal Savings Joseph J. Lebel III Executive Vice President, Chief Lending Officer 10 32 Wachovia Bank N.A.; First Fidelity Substantial insider ownership of 27.3% – aligned with shareholders’ interests OceanFirst Bank ESOP 10.0% Directors & Senior Executive Officers 10.6% Director and Proxy Officer Stock Ownership Guidelines OceanFirst Foundation 6.7% As of March 10, 2015 proxy date.

Deep Bench of Experienced Executives Name Position # of Years at OCFC # of Years In Banking Previous Experience Craig C. Spengeman Executive Vice President, Director of Wealth Management 2 38 PGB Trust and Investments (Division of Peapack-Gladstone Bank) Margaret Lanning First Senior Vice President, Chief Credit Officer 1 37 Wells Fargo Bank, N.A.; Wachovia Bank Steven J. Tsimbinos First Senior Vice President, General Counsel 5 21 Thacher Proffit & Wood; Lowenstein Sandler PC Gary S. Hett Senior Vice President, Director of Human Resources 2 42 Patriot National Bancorp; Dime Community Bancshares Gayle S. Hoffman Senior Vice President, Internal Audit Director 2 18 Rumson-Fair Haven Bank & Trust; First State Bank; KPMG David R. Howard Senior Vice President, Chief Risk Officer 3 26 Guggenheim Partners; Financial Guaranty Insurance Company

Our Strategy Currently positioned as the leading Community Bank in Central and Southern New Jersey Expanding into Monmouth, Mercer and Middlesex Counties and Southern New Jersey Developing the franchise, including strategic acquisitions Growing revenue Creating additional value for shareholders Grow low cost core deposits to fund loan growth Pending purchase of existing retail branch with total deposits of $24.6 million, expected closing of March 2016 Capitalize on disruption created by out-of-market acquirers Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services Guarding credit quality in ALL business cycles Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM) Creating attractive profile to encourage roll-up opportunities presented by local community banks lacking the scale or desire to remain independent On January 5, 2016, announced acquisition of Cape Bancorp valued at $208.1 million; expected to close in the summer of 2016

Highlights – 2015 Completed the acquisition of Colonial American Bank on July 31, 2015, which added $142.4 million to assets, $121.5 million to loans, and $123.3 million to deposits On January 5, 2016, announced the acquisition of Cape Bancorp valued at $208.1 million; expected to close in the summer of 2016 Grew commercial loan portfolio (excluding Colonial) $155.2 million, 21.1% A new commercial lending team located in Mercer County, New Jersey, began operations in the first quarter The Bank’s conservative credit culture was further enhanced with the second quarter addition of a highly experienced Chief Credit Officer Expanded funding sources to support loan growth Grew deposits (excluding Colonial) $73.2 million Opened new branch office in Long Branch and an additional branch in Jackson Township Agreed to purchase an existing retail branch in the Toms River market with total deposits of $24.6 million Core earnings per share of $1.29, an increase of 8.4% over the prior year, 9.5% ROTE & 0.88% ROA(1) Net interest margin was 3.37% in Q4 2015, an increase from 3.27% in Q4 2014 Expense discipline led to flat operating expenses (excluding merger related expenses and expenses associated with operating Colonial), as compared to the prior year Tangible common equity of 9.1% of assets Common stock repurchase plan in place to strategically manage capital levels (1)Amounts and ratios exclude non-recurring merger related expenses

Branch Map ¹ Financial data as of or for the period ending September 30, 2015; Dollars in Millions. - Cape Bank Branches Metro Philadelphia ¹ Loans: 36.6% Deposits: 10.7% West New Jersey ¹ Loans: 19.8% Deposits: 35.2% Jersey Shore ¹ Loans: 43.6% Deposits: 54.1% Valued at $208.1 million – 85% stock, 15% cash Price/TBV – 141%; Price/core deposit premium – 4.9% Financially compelling: Over 13% accretive to EPS in 2017 Tangible book value dilution of 6.4%; earnback of 4.4 years 70% of Cape’s deposits originated prior to 2012 Overview of Cape Bancorp Acquisition Financial Highlights1 Total Assets $1,563 Gross Loans $1,126 Total Deposits (Average Cost – 30 BP) $1,289 Total FTE Employees 259 TCE/TA 9.41% Transaction Summary

Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2015 Institution Ocean County # of Branches Dep. In Mkt. ($000) Mkt. Shr. (%) TD Bank (Canada) 22 2,547,306 16.84 M&T Bank (NY) 14 1,988,785 13.15 Wells Fargo (CA) 26 1,961,487 12.97 Santander Bank (Spain) 19 1,405,853 9.29 Bank of America (NC) 17 1,381,599 9.13 OceanFirst Bank Ocean County # of Branches Dep. In Mkt. ($000) Mkt. Shr. (%) 19 1,482,054 9.80 Institution Ocean County # of Branches Dep. In Mkt. ($000) Mkt. Shr. (%) Investors Bank 9 920,761 6.09 Manasquan 3 277,691 1.84 Harmony 3 235,604 1.56 Shore Community 5 198,828 1.31 Kearny 6 164,927 1.22 Significant Primary Market Deposit Share

Strategic Deposit Composition Transition Total Cost of Deposits 0.26% 87% Transaction Deposits Consumer Commercial Dec 2015 Deposits by Customer Segment

Strategic Focus on Commercial Lending Drives Business Deposits Note: Amounts include repurchase agreements classified as borrowings but offered to local business relationships

Mobile Banking Consistently adopting mobile-centric options. In 2015, added TouchID, Apple Watch, and Apple Pay. Growing customer usage of mobile deposit capture. Online Banking & Bill Pay In 2015, 40% of depositors used online banking and an average of 30,000 bills were paid with online bill pay service each month. Check Card Over 6.3 million transactions processed in 2015. Rewards program promotes usage. Launched Card Valet, a mobile card management app, in 2015. ATM & Interactive Teller (ITM) Fleet of intelligent ATM terminals provide technology for continually growing self-service deposit option. First ITM deployed in 2014 with 5 more added in 2015. Corporate Cash Management Added Remote Deposit Capture (RDC) in 2007. In 2015, 141 clients processed almost 600,000 checks using RDC. Pending Enhancements EMV Check Cards – Available for merchants and beta for cardholders Instant Issue Check Cards Samsung Pay and Android Pay Full Suite of Technology and Delivery Systems 13

Strategic Loan Composition Transition

2015 Loan Production (1)Growth includes a total of $121.5 million from acquisition of Colonial American Bank.

Credit Underwriting Remains Conservative: Commercial Loan Production 2014 and 2015 (Dollars in thousands) Commercial Loan Originations 2014 2015 Commercial Loan Portfolio at December 31, 2015 Amount $243,858 $264,385 $963,233 Weighted average rate 4.14% 4.16% 4.39% Weighted average debt service coverage 2.0X 1.98X 1.91X Weighted average loan-to-value (CRE only) 56% 62% 55% Weighted average risk rating(1) 4.3 4.5 4.5 Deposit contribution $35,727 $92,367 $223,655 Cash management (% utilizing) 34% (1)Risk rating is on a scale from 1 (best) to 9 (worst). A rating of 4.5 represents an equivalent S&P rating of BBB.

OceanFirst Maintains Conservative CRE Portfolio Relative to Peers Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS. Source: BankRegData.com

Highlights – Risk Management During 2015: Interest Rate Risk Management Extended $55 million of FHLB advances into 4 – 5 year terms $57.2 million total increase in non-interest bearing deposits which now represent 17.6% of total deposits Core deposits(1) are 86.7% of total deposits, a significant hedge against a rising rate environment Credit Risk Management Recruited Chief Credit Officer with over 37 years of commercial lending experience Upgraded to state-of-the-art commercial loan operating system for improved risk monitoring, management and reporting (1)Core deposits are all deposits except time deposits.

Effective Interest Rate Risk Management Duration Rate Characteristics All asset categories managed with limited duration

Term Borrowings Extended as Interest Rate Hedge TOTAL $242.5MM 1.71% AVG. COST At December 31, 2015

Credit Metrics Reflect Conservative Culture (1)Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. 0.10% 0.00% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Net Charge-Offs Net Charge-Offs as Percent of Average Loans 2015 Net Charge-Offs 5 BP of average loans (1)

Charged-off loans and lease financing receivables debited to the allowance for loan and lease losses divided by average loans outstanding. Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS. Source: BankRegData.com OceanFirst Average Charge-Offs Are 20% Below Peer Average

Prudently Provisioning for Credit Costs Higher 2011 charge-offs were due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete. 12/31/11(1) 12/31/12 12/31/13 12/31/14 12/31/15

Growing Revenue and Building Shareholder Value Target growth in broader central New Jersey market – increasing share In early 2015, added new commercial lending team located in Mercer County Commercial loans increase at double digit percentage growth rate for ten consecutive quarters Superstorm Sandy recovery continuing to provide market opportunity Continuing Strategic Execution Sold most non-performing residential/consumer mortgage loans in third quarter of 2014; $500,000 in annual cost savings FHLB Advances restructured in fourth quarter 2013 Repositioning retail distribution and residential lending, reinvesting cost saves to support growth Control operating expenses while investing in revenue producing growth opportunities Operating expenses (excluding non-recurring merger related expenses and expenses associated with operating Colonial) were flat for 2015, as compared to the prior year Opportunistic roll-up of local community banks with operating scale concerns Strategic, in-market, acquisition of Colonial American Bank expands branch footprint in demographically attractive markets; accretive to EPS in 2016 with no book value dilution Management depth and infrastructure is able to support significantly larger scale Strategic pending acquisition of Cape Bancorp, one of Southern New Jersey’s largest community banks with 22 full-service banking centers, five loan offices and approximately $1.6 billion in total assets, $1.3 billion in total deposits and $1.1 billion in gross loans

Net Interest Margin Stabilized at Historical Levels but Now Expanding Quarterly Trend Historical Average Net Interest Margin (3.28%) Q4 NIM at 3.37% includes 3 BP of prepayment fees

Diversified Streams of Non-Interest Income $2.5M $16.5M Targeted Growth Areas Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing.

Generating Consistent Attractive Returns (1)For 2013, excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation. (2)For 2015, excludes non-recurring merger related expenses. (1) 0.0% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Return on Assets Return on Tangible Common Equity (2)

Prudently Managing Excess Capital in Near Term Notes: Stock Repurchases – $15.32 Average Cost per Share. Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014.

Why OCFC…? Fundamental franchise value Superior deposit profile Conservative credit culture Consistent commercial loan and deposit growth Solid financial performance Strong balance sheet and capital base Seasoned and effective management team Substantial insider ownership – aligned with shareholders’ interests Fully capable of executing on 5-year growth plan

Attractive Valuation Metrics Valuation Price / Tang. Book Value 126% 154% Price / LQA EPS 13.9x 13.6x Price / Estimated EPS 12.0x 13.5x Core Deposit Premium 3.4% 7.0% Cash Dividend Yield 3.0% 3.1% OCFC Peers(1) 1) Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS Note: Financial data as of the most recent period available; market data as of February 16, 2016. Source: Sandler O’Neill

Appendix

Market Demographics Ocean Monmouth Middlesex Mercer National Number of Offices 19 5 1 % of OceanFirst Deposits 83.6 13.6 2.8 Market Rank 4 16 35 Market Share (%) 9.8 1.0 0.2 Population 590,000 629,000 845,000 373,000 Projected 2016-2021 Population Growth (%) 2.2 0.6 3.3 1.6 3.7 Median Household Income ($) 62,000 87,000 79,000 73,000 55,000 Projected 2016-2021 Median Household Income Growth (%) 3.6 5.9 5.0 7.7 7.8 Deposit and demographic data as of June 30, 2015. Source: SNL Financial APPENDIX 1

Commercial Portfolio Metrics APPENDIX 2 Commercial Real Estate (CRE) Total portfolio $818.4 million % of Total Loan Portfolio 41.2% Average size of CRE loans $891,000 Largest CRE loan $18.8 million Current Pipeline $34.7 million Weighted Average Yield 4.37% Weighted Average Repricing Term 5.5 years Commercial Loans (C&I) Total portfolio $144.8 million % of Total Loan Portfolio 7.3% Average size of commercial loans $336,000 Largest commercial loan $10.0 million Current Pipeline $19.1 million Weighted Average Yield 4.08% Weighted Average Repricing Term 1.3 years Note: The maximum loan exposure to a single borrower, including CRE and C&I loans, was $25.4 million.

Commercial Portfolio Segmentation APPENDIX 2 (Cont’d) Total Commercial Loan Exposure by Industry Classification Real Estate Investment by Property Classification Diversified portfolio provides protection against industry-specific credit events. As of December 31, 2015.

Residential Portfolio Metrics APPENDIX 3 Residential Real Estate Total Portfolio $830.5 million % of Total Loan Portfolio 41.8% Average size of mortgage loans $202,000 % of loans for second homes 14.9% Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) - Loans originated during 2015 55% 61% Portfolio average FICO score - Loans originated during 2015 752 760 % of loans outside the New York/New Jersey market 4.6% % of loans outside Ocean/Monmouth/Middlesex/Mercer Counties (core market) 28.9% % of loans exceeding agency conforming amounts 44.4% As of December 31, 2015, unless otherwise noted. Note: Within the total loan portfolio, only 37 loans are in Atlantic County, NJ, totaling $10.3 million, or 0.52%.

Colonial American Bank Acquisition Supports Retail Expansion in High Value Communities 100% Stock deal, valued at $11.9 million In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Favorable financial terms (adjusted for DTA realization of $2.3 million) Price/Tangible Book Value of 104% Transaction neutral to OCFC book value Price/Core Deposit Premium of 0.4% Modest execution risk with conservative assumptions Expected cost saves of 35%, fully realized in 2016 Strong capital position of 9.1% TCE, 9.2% Leverage Established a fair value credit mark of $2.9 million, 2.4% of loans, which is not included in the Allowance for Loan Losses. Effective execution Announcement – February 25 OCC Approval - June 17 (68 days following application) Shareholder Approval - July 9 Closing – July 31 Systems Integration – October 17 (72 days following legal closing) 36 APPENDIX 4

OFB and Cape Loan Portfolio as of January 2016 37 Cape Bank Only OceanFirst Bank Only APPENDIX 5

OFB and Cape Loan Portfolio as of January 2016 38 OceanFirst and Cape APPENDIX 5 (Cont’d)

Serving Our Communities Recovering from Superstorm Sandy – Construction Financing 2013 – 2015 funded 287 loans = $117.2 million OceanFirst Foundation Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy hit the Jersey Shore in 2012 First foundation established during a mutual conversion to IPO (July 1996) As of December 31, 2015, over $27 million has been granted to organizations serving the Bank’s market APPENDIX 6